UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

HYPERION THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35614	61-1512713
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Sierra Point Parkway, Suite 400

Brisbane, California 94005

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 745-7802

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 13, 2014, Hyperion Therapeutics, Inc. a Delaware corporation (“Hyperion” or the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”) to report that on June 12, 2014, the Company and Hyperion Therapeutics Israel Holding Corp, Ltd. (the “Purchaser”), completed the purchase of all of the outstanding ordinary shares of Andromeda Biotech Ltd. (“Andromeda”) from Clal Biotechnology Industries, Ltd (“Clal”) (the “Purchase”). As a result of the Purchase, Andromeda became a wholly owned subsidiary of Hyperion. The Initial Form 8-K omitted the financial statements of Andromeda and the pro forma financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Andromeda.

The historical audited financial statements of Andromeda for the years ended December 31, 2013 and 2012 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Unaudited Pro Forma Condensed Combined Financial Statements.

The following unaudited pro forma condensed combined financial statements of the Company are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2014; and

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2014 and the year ended December 31, 2013.

(c) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Accountants, Kesselman & Kesselman, Israel (a member firm of PricewaterhouseCoopers International Limited)

99.1	The historical audited financial statements of Andromeda Biotech Ltd. as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2014; and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2014	Hyperion Therapeutics, Inc.

	By:	/s/ Jeffrey S. Farrow
Jeffrey S. Farrow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Accountants, Kesselman & Kesselman, Israel (a member firm of PricewaterhouseCoopers International Limited)

99.1	The historical audited financial statements of Andromeda Biotech Ltd. as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2014; and Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2014 and the year ended December 31, 2013.